EXHIBIT 31.1
                                  CERTIFICATION

I, Randy S. Bayne, Chief Executive Officer, certify that:

     1. I have reviewed this quarterly report on Form 10-QSB of remote knowledge, inc. (the "Corporation");

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

     4. The Corporation's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

          a. designed such disclosure controls and procedures to ensure that material information relating to the Corporation, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly reports is being prepared;

          b. evaluated the effectiveness of the Corporation's disclosure controls and procedures and presented in this report our conclusion about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

          c. disclosed in this report any change in the Corporation's internal control over financial reporting that occurred during the Corporation's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an quarterly report) that has materially affected, or is reasonably likely to materially affect, the Corporation's internal control over financial reporting; and

     5. The Corporation's other certifying office and I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the Corporation's auditors and the audit committee of Corporation's board of directors (or persons performing the equivalent functions):

          a. all significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Corporation's ability to record, process, summarize and report financial data and have identified for the Corporation's auditors any material weaknesses in internal controls; and

          b. any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal controls over financial reporting.


Date: May 21, 2004

/s/ Randy S. Bayne
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Randy S. Bayne
Chief Executive Officer